__________

SECURED AND SUBORDINATED

LOAN AGREEMENT

Between:

GARMATEX TECHNOLOGIES, INC.

And:

OAXACA RESOURCES CORP.

(Of an issue of an aggregate Principal Sum of up to $5,000,000.00 by the Borrower)

Principal Sum:	Up to $5,000,000.00.
Interest:	5% per annum payable semi-annually.
Payment date:	Not more than nine months.

Garmatex Technologies, Inc.
Suite 101, 2455 - 192nd Street, Surrey, British Columbia, Canada, V3Z 3X1

__________

SECURED AND SUBORDINATED

LOAN AGREEMENT

                       THIS SECURED AND SUBORDINATED LOAN AGREEMENT is dated and made for reference as fully executed on this 15th day of March, 2016 (the "Execution Date").

BETWEEN:

GARMATEX TECHNOLOGIES, INC., a company
incorporated under the laws of the Province of British Columbia,
Canada, Canada, and having a business office and an address for notice and delivery located at 1868 Marine Drive, Suite 205, West
Vancouver, British Columbia, Canada, V7V 1J6

(the "Borrower");

OF THE FIRST PART

AND:

OAXACA RESOURCES CORP., a company incorporated under
the laws of the State of Nevada, U.S.A., and having a business office and an address for notice and delivery located at 7458
Allison Place, Chilliwack, British Columbia, Canada, V4Z 1J7

(the "Lender");

OF THE SECOND PART

(and the Borrower and the Lender being hereinafter singularly also referred to as a "Party" and collectively referred to as the
"Parties" as the context so requires).

                       WHEREAS:

A.                   The Parties have reached an agreement whereby the Lender has agreed to advance by way of loan or loans to the Borrower (collectively, the "Loan"); as requested by the Borrower from time to time after the execution hereof and prior to and/or or commensurate with the completion of the pending arrangement as between the Parties which is the subject matter of that certain LOI, dated at or about the Execution Date hereof (the "LOI"; and, collectively, the "Arrangement Transaction"); the aggregate principal sum of up to $5,000,000 from all of the net Company Concurrent Financing (as contemplated by the Arrangement Transaction; collectively, the "Principal Sum") received prior to the completion of the Transaction together with, in each such instance, interest accruing on any Principal Sum of a Loan amount at the rate of five percent (5%) per annum, compounded semi-annually and not in advance (the "Interest") prior to maturity; and with maturity in each such instance of a Loan shall be on the date that is the earlier of (i) nine months from the advancement date of any such Principal Sum Loan by any Lender to the Borrower, (ii) the closing of the Arrangement Transaction or (iii) 90 calendar days from the termination, for any reason whatsoever, of the LOI or any formal Arrangement Transaction agreement which supersedes the LOI; and

B.                   Since the introduction of the Parties and the execution of the LOI the Parties hereby acknowledge and agree that there have been various discussions, negotiations, understandings and agreements between them relating to the principle terms and conditions of the proposed Loan of the Principal Sum monies and the security therefore (collectively, the "Security") as contemplated thereby and, correspondingly, that it is their intention by the terms and conditions of this loan agreement (the "Agreement") to clarify their respective duties and obligations with respect to the within Loan and Security to be provided hereunder, all in accordance with the terms and conditions of this Agreement;

                       NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the advancement or proposed advancement by the Lender to the Borrower of the aggregate Principal Sum by way of the within Loan, the receipt and sufficiency of which is hereby acknowledged by the Borrower, and in consideration of the mutual agreements herein contained, the parties mutually covenant and agree as follows:

Article I
ENTIRE AGREEMENT, GENERAL PROVISIONS, SCHEDULES AND INTERPRETATION

1.1                   Entire agreement. This Agreement constitutes the entire agreement to date between the Parties and supersedes every previous agreement, communication, expectation, negotiation, representation or understanding, whether oral or written, express or implied, statutory or otherwise, between the Parties with respect to the subject matter of this Agreement.

1.2                   Enurement. This Agreement will enure to the benefit of and will be binding upon the Parties, their respective heirs, executors, administrators and assigns.

1.3                   Schedules. The Schedules to this Agreement are hereby incorporated by reference into this Agreement in its entirety.

1.4                   Time of the essence. Time will be of the essence of this Agreement.

1.5                   Representation and costs. It is hereby acknowledged by each of the Parties that McMillan LLP, Barristers and Solicitors, acts solely for the Borrower, and, correspondingly, that the Lender has been required by each of McMillan LLP and the Borrower to obtain independent legal advice with respect to the Lender's review and execution of this Agreement. In addition, it is hereby further acknowledged and agreed by the Parties that McMillan LLP, and certain or all of its principal owners or associates, from time to time, may have both an economic or shareholding interest in and to the Borrower and/or a fiduciary duty to the same arising from either a directorship, officership or similar relationship arising out of the request of the Borrower for certain of such persons to act in a similar capacity while previously acting for the Borrower as counsel. Correspondingly, and even where, as a result of this Agreement, the consent of each Party to the role and capacity of McMillan LLP, and its principal owners and associates, as the case may be, is deemed to have been received, where any conflict or perceived conflict may arise, or be seen to arise, as a result of any such capacity or representation, each Party acknowledges and agrees to, once more, obtain independent legal advice in respect of any such conflict or perceived conflict and, consequent thereon, McMillan LLP, together with any such principal owners or associates, as the case may be, shall be at liberty at any time to resign any such position if it or any Party is in any way affected or uncomfortable with any such capacity or representation. Each Party to this Agreement will also bear and pay its own costs, legal and otherwise, in connection with its respective preparation, review and execution of this Agreement and, in particular, that the costs involved in the preparation of this Agreement, and all documentation necessarily incidental thereto, by McMillan LLP, shall be at the cost of the Borrower.

1.6                   Applicable law. The situs of this Agreement is Vancouver, British Columbia, Canada, and for all purposes this Agreement will be governed exclusively by and construed and enforced in accordance with the laws and Courts prevailing in the Province of British Columbia, Canada.

1.7                   Further assurances. The Parties hereby, jointly and severally, covenant and agree to forthwith, upon request, execute and deliver, or cause to be executed and delivered, such further and other deeds, documents, assurances and instructions as may be required by the Parties or their respective counsel in order to carry out the true nature and intent of this Agreement.

1.8                   Invalid provisions. If any provision of this Agreement is at any time unenforceable or invalid for any reason it will be severable from the remainder of this Agreement and, in its application at that time, this Agreement will be construed as though such provision was not contained herein and the remainder will continue in full force and effect and be construed as if this Agreement had been executed without the invalid or unenforceable provision.

1.9                   Currency. Unless otherwise stipulated, all payments required to be made pursuant to the provisions of this Agreement and all money amount references contained herein are in lawful currency of Canada.

1.10                 Severability and construction. Each Article, section, paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation in a final unappealable ruling issued by any court, agency or tribunal with valid jurisdiction in a proceeding to any of the Parties is a party, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the Parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

1.11                 Captions. The captions, section numbers and Article numbers appearing in this Agreement are inserted for convenience of reference only and shall in no way define, limit, construe or describe the scope or intent of this Agreement nor in any way affect this Agreement.

1.12                 Counterparts. This Agreement may be signed by the Parties in as many counterparts as may be necessary and, if required, by facsimile, each of which so signed being deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the Execution Date as set forth on the front page of this Agreement.

1.13                 No partnership or agency. The Parties have not created a partnership and nothing contained in this Agreement shall in any manner whatsoever constitute any Party the partner, agent or legal representative of any other Party, nor create any fiduciary relationship between them for any purpose whatsoever. No Party shall have any authority to act for, or to assume any obligations or responsibility on behalf of, any other party except as may be, from time to time, agreed upon in writing between the Parties or as otherwise expressly provided.

1.14                 Consents and waivers. No consent or waiver expressed or implied by either Party in respect of any breach or default by any other Party in the performance by such other of its obligations hereunder shall:

(a)     be valid unless it is in writing and stated to be a consent or waiver pursuant to this section;

(b)     be relied upon as a consent to or waiver of any other breach or default of the same or any other obligation;

(c)     constitute a general waiver under this Agreement; or

(d)     eliminate or modify the need for a specific consent or waiver pursuant to this section in any other or subsequent instance.

1.15                 Remedies non-exclusive. No remedy herein and any and all supporting documents which are conferred on the Lender is intended to be exclusive. Each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or under law, equity or by statute or otherwise. Commencement of exercising any remedy by the Lender shall not preclude the simultaneous or later exercise by the Lender of any and all other remedies.

1.16                 Notices. Any notice, direction or other document or instrument required or permitted to be given under this Agreement shall be in writing and may be given by delivering or mailing by registered mail or sending by telegram, telex, facsimile transmission or by any other similar form of electronic communication to the addresses set forth first above for each of the Parties. All such notices, directions or documents aforesaid shall:

(a)     if delivered be deemed to have been given or made at the time of delivery;

(b)     if mailed by registered mail within the Province of British Columbia, Canada, and properly addressed be deemed to have been given or made on the fifth day following the day on which it was so mailed or posted provided that if there shall be a strike amongst the personnel of the Post Office or other labour strike or dispute which would affect delivery of such mail in the normal course, then any such notices or materials shall only be effective if actually delivered; and

(c)     if sent by telegram, telex, facsimile transmission or by other similar form of electronic communication be deemed to have been given or made on the date following the day on which it was so transmitted.

                       Any Party may give written notice of change of address in the same manner as provided above to the other Parties and upon which such address shall be the address for the giving of notices hereunder.

1.17                 No merger of judgment. The taking of judgment by the Lender on any covenant contained herein or on any covenant set forth in this Agreement or other security agreements, for payment of the indebtedness or performance of obligations thereby secured, does not operate as a merger of any such covenant or affect the rights of the Lender to interest at the rate and times provided in this Agreement on any of the money owing to the Lender hereunder, and that judgment shall provide that the interest thereon shall be calculated at the same rate and in the same manner as herein provided until the judgment is fully paid and satisfied.

1.18                 Prior regulatory approval. The terms and conditions of this Agreement and including, without limitation, the advancement, by way of Loan or Loans to the Borrower under the terms and conditions of this Agreement, of any Principal Sum hereunder, is subject to the prior approval of any regulatory authority having jurisdiction over the affairs of the Borrower herein.

1.19                 Schedules. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following shall represent the Schedules which are attached to this Agreement and which form a material part hereof:
Schedule	Description
Schedule "A": Schedule "B": Schedule "C":	Promissory Note; Debenture; and Security Agreement.

1.20                 Interpretation. For the purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)     the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, section or other subdivision of this Agreement;

(b)     the headings are for convenience only and do not form a part of this Agreement nor are they intended to interpret, define or limit the scope or extent of this or any provision of this Agreement;

(c)     any reference to an entity shall include and shall be deemed to be a reference to any entity that is a permitted successor to such entity; and

(d)     words in the singular include the plural and words in the masculine gender include the feminine and neuter genders, and vice versa.

Article 2
REPRESENTATIONS, WARRANTIES AND COVENANTS

2.1                   General. The Borrower hereby represents to, warrants to and covenants with Lender, as set forth in this Article, that all representations, covenants and warranties made hereunder shall survive the execution and delivery of the security and supporting documents to the Lender and any disbursements or advance of the Loan monies, and no investigation at any time made by or on behalf of the Lender shall diminish in any respect whatsoever the Lender's right to rely thereon. All statements contained in any certificate or other instruction delivered by or on behalf of the Borrower pursuant to this Agreement shall constitute representations and warranties made by the Borrower hereunder.

2.2                   Power of the Borrower. The Borrower has, and shall until repayment in full of the Principal Sum and any Interest thereon, have all requisite power and authority to enter into this Agreement and grant the Security and supporting documents as required by the Lender.

2.3                   Binding effect. This Agreement and the Security and supporting documents have been or will be duly and validly authorized, executed and delivered by the Borrower to the Lender upon the execution of this Agreement and are or will be valid obligations legally binding on the Borrower and enforceable in accordance with their respective terms.

2.4                   Contravention of law. Neither the execution and delivery of this Agreement, nor the Security and supporting documents, nor the performance of or compliance with any of their respective terms, will contravene any provision of any law, regulation, order or permit applicable to the Borrower, or result in a breach, or constitute a default under, or require any consent under the terms or conditions of any agreement or instrument to which the Borrower is a party.

Article 3
TERMS OF LOAN AND REPAYMENT AND CONVERSION THEREOF

3.1                   Principal Sum Loan by the Lender to the Borrower. It is hereby expressly acknowledged and agreed by the Parties that the Lender has or will advance, by way of Loan or Loans to the Borrower under the terms and conditions of this Agreement, the aforementioned Principal Sum of up to $5,000,000.00 at such time or times, and in such amount or amounts, as may be agreed upon in advance and in writing by each of the Parties prior to the advancement of any such Loan or Loans (each such date of advance of any Loan hereunder being an "Effective Date" of such Loan or Loans for the purposes of this Agreement).

3.2                   Security for the Loan. The Parties all acknowledge that up to the entire Principal Sum will be advanced by the Lender to the Borrower by way of Loan and subject to the fulfillment and/or the continuing fulfillment of the following conditions to the satisfaction of the Lender in its sole and absolute discretion from time to time:

(a)     the execution by the Borrower of this Agreement:

(b)     the granting and delivery by the Borrower to the Lender of the Security and all other supporting documents required under this Agreement;

(c)     the execution and delivery by the Borrower to the Lender of the form of promissory note (the "Promissory Note") for the Principal Sum and any Interest thereon which is attached hereto as Schedule "A" and which forms a material part hereof;

(d)     the execution and delivery by the Borrower to the Lender of the form of fixed and floating charge debenture (the "Debenture") for the Principal Sum and any Interest thereon which is attached hereto as Schedule "B" and which forms a material part hereof;

(e)     the execution and delivery by the Borrower to the Lender of the form of security agreement (the "Security Agreement") for the Principal Sum and any Interest thereon which is attached hereto as Schedule "C" and which forms a material part hereof;

(f)     no default has occurred under any of the terms of the Agreement or the terms of the Security; and

(g)     the Borrower has not made an assignment for the benefit of any of its creditors, has not been declared bankrupt, has not made a proposal or otherwise taken advantage of provisions for relief under the Bankruptcy Act, the Company's Creditors Arrangement Act or similar legislation in any jurisdiction, has not made an authorized assignment or suffered an appointment of a receiver or receiver-manager over all or any part of its assets and business, and an order of execution or execution proceedings has not been taken as against any of its assets that remains unsatisfied for a period of 10 calendar days.

3.3                   Interest on the Loan. The Principal Sum advanced by the Lender to the Borrower from time to time shall bear simple interest commencing on the Effective Date of any such Loan accruing thereon at the rate of five percent (5%) per annum, calculated semi-annually (herein the "Interest"), and payable semi-annually prior to maturity; with all such Interest to be payable in full to the Lender on repayment of the Principal Sum in the manner as set forth immediately hereinbelow.

3.4                   Repayment of the Principal Sum portion of the Loan. Subject to the prior application of the provisions provided for in section "3.5" hereinbelow, the Borrower hereby covenants to repay to the Lender, as required under the terms of this Agreement, all Principal Sum monies which have heretofore been advanced by the Lender to the Borrower under this Agreement, together with all outstanding Interest accrued thereon, in the following manner and at or before 5:00 p.m. (Vancouver time) on the day which is the earlier of:

(a)     nine months from the advancement date of any such Principal Sum Loan by any Lender to the Borrower hereunder;

(b)     the closing of the Arrangement Transaction; and

(c)     90 calendar days from the termination, for any reason whatsoever, of the LOI or any formal Arrangement Transaction agreement which supersedes the LOI;

such final date being the "Final Principal Sum Payment Date" hereunder; and failing any of which payment the Lender may immediately realize upon any of the Security which has been provided by the Borrower to the Lender in accordance with the terms of this Agreement. After the Final Principal Sum Payment Date all Interest shall continue on the unpaid Principal Sum at the said Interest rate but shall be compounded and capitalized monthly, and added to Principal, when unpaid.

3.5                   Prepayment and redemption of the Loan. Subject at all times to the Lender's Right of Election for Conversion as set forth in section "3.6" hereinbelow, the Borrower may prepay and redeem any portion of the Principal Sum portion of the Loan in whole or in part at any time prior to the Final Principal Sum Payment Date (the "Right of Redemption") and in the manner as set forth immediately hereinbelow by providing the Lender with no less than 30 calendar days' prior written notice (the "Redemption Notice") of its Right of Redemption intention to redeem and repay all or any portion of the Principal Sum and any Interest which would have accrued thereon to the end of the respective Final Principal Sum Payment Date in respect of such Principal Sum to be repaid (collectively, the "Redemption Amount") (such day at the end of such 30-day period being the "Redemption Date").

                       In order to provide such Redemption Notice the Borrower will be required, at the date of its delivery to the Lender of the Redemption Notice, to provide to the Lender's solicitors, or to such other mutually agreeable holder (the "Escrow Holder"), a certified cheque or bank draft representing the entire Redemption Amount and made payable to the Lender in funds of the United States, or funds by way of wire transfer to such designation as may be directed by the Lender in its sole and absolute discretion, in the amount of any such Redemption Amount. Thereupon, and should the proposed Redemption Amount in fact represent all of the Principal Sum and any Interest accrued thereon which would be due and owing by the Borrower to the Lender under this Agreement to the end of each Final Principal Sum Payment Date, then the Lender will be required to provide to the Escrow Holder, and as soon as reasonably possible after its receipt of the Redemption Notice, all such registerable discharges as may be necessary to relieve the Borrower of any obligation to the Lender under each of this Agreement and each and every other Security instrument already provided by the Borrower to the Lender under the terms and conditions of this Agreement (collectively, the "Discharges").

                       On the second business day subsequent to the Redemption Date the Escrow Holder, if applicable, shall deliver to the Lender the Redemption Amount and, only if also applicable, to the Borrower the Discharges, and, unless otherwise directed in writing by the Parties prior thereto, to the Parties' respective addresses for notice and delivery as set forth on the front page of this Agreement.

3.6                   Right of Conversion by the Lender. Notwithstanding any other provision of this Agreement and including, without limitation, the Borrower's Right of Redemption as set forth hereinabove, at any time prior to any Principal Sum Loan's requisite Final Principal Sum Payment Date or Redemption Date, as the case may (each such period in time for each portion of the Principal Sum Loan being a "Conversion Term" herein), the Lender will have, in addition to all of the rights specifically provided for in this Agreement, the exclusive right and option, in its sole and absolute discretion, however, subject, at all times, to the Borrower's prior written agreement and a form of Conversion subscription agreement which is acceptable to each of the Parties consequent thereon (the "Subscription Agreement"), to elect (the "Right of Election") to convert any portion of the then Principal Sum Loan and Interest outstanding hereunder into such securities of the Borrower (each a "Security") that will form any form of financing that is completed contemporaneously with the initial listing of the Borrower on any recognized stock exchange or over-the-counter market in North America as the case may be (in each instance being a "Conversion" herein).

                       In this regard, and for greater certainty, it is hereby acknowledged and agreed by the Parties that, subject to the prior agreement on the form of Subscription Agreement, the Right of Election will be exercisable by the Lender at any time during the existence of any Principal Sum which may outstanding under this Agreement and, furthermore, whether the Company exercises its Right of Redemption to prepay and redeem all or any portion of the Principal Sum and Interest portion of the Loan at any time prior to the Final Principal Sum Payment Date hereunder. In other words, and for even greater certainty, the Lender's entire Right of Election to convert any remaining Principal Sum and Interest outstanding hereunder pursuant to a Conversion will continue to exist if any portion of the Principal Sum and Interest is outstanding at any such time during the particular Conversion Term.

Article 4
SECURITY FOR THE LOAN

4.1                   Initial Security by way of Promissory Note. As initial security to the Lender for the due and punctual repayment of the Principal Sum and any Interest accruing thereon from time to time in accordance with the terms of this Agreement, the Borrower shall provide the Lender, upon the Effective Date of any Principal Sum Loan under this Agreement, with a duly executed Promissory Note in connection with the advanced Principal Sum and any Interest accruing thereon from time to time in the form of the Promissory Note which is attached hereto as Schedule "A".

4.2                   Additional Security by way of Debenture and subordination. As additional security to the Promissory Note and for the due and punctual repayment of the Principal Sum and any Interest accruing thereon from time to time in accordance with the terms of this Agreement, the Borrower shall also provide the Lender, upon the Execution Date of this Agreement, with a duly executed Debenture, in the form of the Debenture which is attached hereto as Schedule "B", therein mortgaging, charging, assigning and transferring to the Lender, and granting to the Lender, a floating charge and a security interest in all the Borrower's right, title and interest in and to all then presently owned or held and after acquired or held personal property, assets and undertakings of whatsoever nature or kind and wheresoever situate and all proceeds thereof and therefrom (collectively, the "Collateral"), and such other Security as was granted to the Lender therein; such Security on the Collateral being subject and subordinate, at all times, to any existing arm's-length borrowing by the Borrower with banks and lending institutions and including, without limitation, the current secured convertible debentures granted by the Borrower.

4.3                   Further Security by way of Security Agreement. As additional security to the Promissory Note and the Debenture and for the due and punctual repayment of the Principal Sum and any Interest accruing thereon from time to time in accordance with the terms of this Agreement, the Borrower shall also provide the Lender, also upon the Effective Date of this Agreement, with a duly executed Security Agreement under the provisions of the Personal Property Security Act of the Province of British Columbia, Canada, in the form of the Security Agreement which is attached hereto as Schedule "C".

4.4                   Further Security by way of registration of Security. As further security to the Promissory Note, the Debenture and the Security Agreement and for the due and punctual repayment of the Principal Sum and any Interest accruing thereon from time to time in accordance with the terms of this Agreement, the Borrower shall also provide the Lender, also upon the Effective Date of this Agreement, with such other Security documentation (and including, without limitation, promissory notes, security instruments and United States Uniform Commercial Code registration statements) as may be required by the Lender and its counsel, acting reasonably, in order to evidence the Loan, together with and all other supporting documents required under any such Security documentation.

4.5                   No merger. The Security, additional security and supporting documents shall not operate so as to create any merger or discharge of any indebtedness or liability of the Borrower, or of any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security of any form held or which may hereafter be held by the Lender from the Borrower or from any other person whomsoever.

4.6                   Waiver. The Lender may waive any breach or default of the Borrower of this Agreement and no failure or delay on the part of the Lender to exercise any right, power or remedy given herein or by statute or at law or in equity or otherwise shall operate as a waiver thereof, nor shall any such waiver be deemed to be a waive of any subsequent similar default or other event.

Article 5
DEFAULT

5.1                   Default. Notwithstanding any other provision of this Agreement, the occurrence of any of the following events or conditions will also constitute a default (the "Default") under this Agreement by the Borrower:

(a)     the Borrower does not observe or perform any of the Borrower's obligations under this Agreement and shall fail to cure such default within 10 calendar days after receipt of notice thereof in writing by the Borrower from the Lender;

(b)     any representation, warranty, covenant or statement made by or on behalf of the Borrower to the Lender is untrue in any material respect at the time when or as of which it was made;

(c)     the Borrower ceases or threatens to cease to carry on in the normal course the Borrower's business or any material part thereof;

(d)     a proceeding shall have been instituted in a court having jurisdiction seeking a decree or order for relief in respect of the Borrower in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Borrower for any substantial part of the Borrower's property, or for the winding-up or liquidation of the Borrower's affairs; or

(e)     the Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of any order for relief in an involuntary case under any such law or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Borrower or for any substantial part of the Borrower's property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay the Borrower's debts as they become due, or shall take any action in furtherance of any of the foregoing.

5.2                   Additional remedies. Notwithstanding any other provision of this Agreement, upon Default the Lender will have, in addition to the rights and Security specifically provided for in this Agreement, all of the rights and remedies available to a secured party under the provisions of the Personal Property Security Act of the Province of British Columbia, Canada, as well as the rights and remedies recognized at law and in equity, and to this end upon Default the Borrower hereby appoints the Lender, together with its officers, authorized employees and agents, as the Borrower's irrevocable, true and lawful attorney-in-fact with all necessary power and authority to:

(a)     endorse the name of the Borrower upon any cheques or other evidences of payment or any document or instrument that may come into the possession of the Lender as proceeds of or relating to the Collateral;

(b)     demand, sue for, collect, compromise and give acquittances for any and all Collateral;

(c)     prosecute, defend or compromise any action, claim or proceeding with respect to the Collateral;

(d)     notify any of the obligors with respect to the accounts or the assignment of the accounts and direct such obligor to make payment to the Lender; and

(e)     take such other action as the Lender reasonably may deem appropriate, including extending or modifying the terms of payment of the accounts.

                       No right will be exclusive of or dependent upon or merge in any other right, and one or more of such rights may be exercised independently or in combination from time to time.

                       IN WITNESS WHEREOF each of the Parties has set their respective hands and seals in the presence of their duly authorized signatories as of the Execution Date determined hereinabove.
The CORPORATE SEAL of GARMATEX TECHNOLOGIES, INC., the Borrower herein, was hereunto affixed in the presence of: /s/ Darren Berezowski Authorized Signatory	) ) ) ) ) ) ) )	(C/S)

The CORPORATE SEAL of OAXACA RESOURCES CORP., the Lender herein, was hereunto affixed in the presence of: /s/ Devon Loosdrecht Authorized Signatory	) ) ) ) ) ) ) )	(C/S)

__________

Schedule A

                       This is Schedule A to that certain Secured and Subordinated Loan Agreement respecting Garmatex Technologies, Inc. and Oaxaca Resources Corp.

Promissory Note

Refer to the materials attached hereto.

__________

__________

PROMISSORY NOTE

From:

GARMATEX TECHNOLOGIES, INC.

To:

OAXACA RESOURCES CORP.

Garmatex Technologies, Inc.
Suite 101, 2455 - 192nd Street, Surrey, British Columbia, Canada, V3Z 3X1

__________

PROMISSORY NOTE

TO THE SECURED AND SUBORDINATED LOAN AGREEMENT
Between the BORROWER and the LENDER
Aggregate Principal Sum of up to $5,000,000.00

Principal:         Up to $5,000,000.00.          Made at Vancouver, British Columbia, Canada.

Maturing:        As stated hereinbelow.

                       THIS PROMISSORY NOTE is provided, dated and made effective as of the _____ day of ____________, 2016 (the "Effective Date").

FROM:

GARMATEX TECHNOLOGIES, INC., a company
incorporated under the laws of the Province of British Columbia,
Canada, Canada, and having a business office and an address for notice and delivery located at Suite 101, 2455 - 192nd Street,
Surrey, British Columbia, Canada, V3Z 3X1

(the "Borrower");

TO:

OAXACA RESOURCES CORP., a company incorporated under
the laws of the State of Nevada, U.S.A., and having a business office and an address for notice and delivery located at 7458
Allison Place, Chilliwack, British Columbia, Canada, V4Z 1J7

(the "Lender");

(and the Borrower and the Lender being hereinafter singularly also referred to as a "Party" and collectively referred to as the
"Parties" as the context so requires).

                       FOR VALUABLE CONSIDERATION, receipt whereof is hereby acknowledged, the undersigned, Borrower, hereby promises to pay to the Lender, or the holder of this promissory note (the "Promissory Note"), in accordance with the terms and conditions referenced herein, the aggregate principal sum of ____________________ dollars ($____________) in lawful money of Canada (hereinafter referred to as the "Principal Sum") together with simple interest accruing thereon and commencing on the above-referenced Effective Date of this Promissory Note at the rate of five percent (5%) per annum, calculated semi-annually (herein the "Interest"), and payable semi-annually prior to maturity; and any such Interest shall be payable in full to the Lender on the date of the repayment by the Borrower to the Lender of the entire Principal Sum amount in the manner as set forth immediately hereinbelow; failing which the Lender may immediately realize upon any of the "Security" which has been provided by the Borrower to the Lender in conjunction with the delivery of this Promissory Note; this Promissory Note being Schedule "A" to that certain "Secured and Subordinated Loan Agreement", dated March 15, 2016 (the "Loan Agreement"), as entered into between the Parties.

                       Subject to the prior application of the provisions provided for in sections "3.5" and "3.6" of the Loan Agreement, the Principal Sum, together with all outstanding Interest accrued thereon as specified hereinabove, is hereby irrevocably and unconditionally due and payable by the Borrower to the Lender in the following manner and at or before 5:00 p.m. (Vancouver time) on the day which is the earlier of:

(a)     nine months from the advancement date of any such Principal Sum Loan by any Lender to the Borrower;

(b)     the closing of the Arrangement Transaction; and

(c)     90 calendar days from the termination, for any reason whatsoever, of the LOI or any formal Arrangement Transaction agreement which supersedes the LOI;

such final date being the "Final Principal Sum Payment Date" hereunder; and failing any of which payment the Lender may immediately realize upon any of the Security which has been provided by the Borrower to the Lender in accordance with the terms of the Loans Agreement. After the Final Principal Sum Payment Date all Interest shall continue on the unpaid Principal Sum at the said Interest rate but shall be compounded and capitalized monthly, and added to Principal, when unpaid.

                       Subject at all times to the Lender's Right of Election for Conversion as set forth hereinbelow, the Borrower may prepay and redeem any portion of the Principal Sum portion of the Loan in whole or in part at any time prior to the Final Principal Sum Payment Date (the "Right of Redemption") and in the manner as set forth immediately hereinbelow by providing the Lender with no less than 30 calendar days' prior written notice (the "Redemption Notice") of its Right of Redemption intention to redeem and repay all or any portion of the Principal Sum and any Interest which would have accrued thereon to the end of the respective Final Principal Sum Payment Date in respect of such Principal Sum to be repaid (collectively, the "Redemption Amount") (such day at the end of such 30-day period being the "Redemption Date").

                       In order to provide such Redemption Notice the Borrower will be required, at the date of its delivery to the Lender of the Redemption Notice, to provide to the Lender's solicitors, or to such other mutually agreeable holder (the "Escrow Holder"), a certified cheque or bank draft representing the entire Redemption Amount and made payable to the Lender in funds of the United States, or funds by way of wire transfer to such designation as may be directed by the Lender in its sole and absolute discretion, in the amount of any such Redemption Amount. Thereupon, and should the proposed Redemption Amount in fact represent all of the Principal Sum and any Interest accrued thereon which would be due and owing by the Borrower to the Lender under this Promissory Note and the Loan Agreement to the end of each Final Principal Sum Payment Date, then the Lender will be required to provide to the Escrow Holder, and as soon as reasonably possible after its receipt of the Redemption Notice, all such registerable discharges as may be necessary to relieve the Borrower of any obligation to the Lender under each of this Promissory Note, the Loan Agreement and each and every other Security instrument already provided by the Borrower to the Lender under the terms and conditions of the Loan Agreement (collectively, the "Discharges").

                       On the second business day subsequent to the Redemption Date the Escrow Holder, if applicable, shall deliver to the Lender the Redemption Amount and, only if also applicable, to the Borrower the Discharges, and, unless otherwise directed in writing by the Parties prior thereto, to the Parties' respective addresses for notice and delivery as set forth on the front page of the Loan Agreement.

                       Notwithstanding any other provision of this Promissory Note and the Loan Agreement and including, without limitation, the Borrower's Right of Redemption as set forth hereinabove, at any time prior to any Principal Sum Loan's requisite Final Principal Sum Payment Date or Redemption Date, as the case may (each such period in time for each portion of the Principal Sum Loan being a "Conversion Term" herein), the Lender will have, in addition to all of the rights specifically provided for in this Promissory Note, the exclusive right and option, in its sole and absolute discretion, however, subject, at all times, to the Borrower's prior written agreement and a form of Conversion subscription agreement which is acceptable to each of the Parties consequent thereon (the "Subscription Agreement"), to elect (the "Right of Election") to convert any portion of the then Principal Sum Loan and Interest outstanding hereunder into such securities of the Borrower (each a "Security") that will form any form of financing that is completed contemporaneously with the initial listing of the Borrower on any recognized stock exchange or over-the-counter market in North America as the case may be (in each instance being a "Conversion" herein).

                       In this regard, and for greater certainty, it is hereby acknowledged and agreed by the Parties that, subject to the prior agreement on the form of Subscription Agreement, the Right of Election will be exercisable by the Lender at any time during the existence of any Principal Sum which may outstanding under this Promissory Note and, furthermore, whether the Company exercises its Right of Redemption to prepay and redeem all or any portion of the Principal Sum and Interest portion of the Loan at any time prior to the Final Principal Sum Payment Date hereunder. In other words, and for even greater certainty, the Lender's entire Right of Election to convert any remaining Principal Sum and Interest outstanding hereunder pursuant to a Conversion will continue to exist if any portion of the Principal Sum and Interest is outstanding at any such time during the particular Conversion Term.

                       The holder of this Promissory Note may, from time to time, grant written indulgences with respect to certain payment amounts or periods but such indulgences will not in any way affect the undersigned's liability upon this Promissory Note nor will such indulgences vary any other term to which indulgence has not specifically been granted. No indulgence will be enforceable against the holder unless granted in writing.

                       The undersigned hereby waives demand, presentment for payment, notice of non-payment and protest.

                       If any provision of this Promissory Note is held to be invalid, illegal or unenforceable, then such will not affect or impair the validity, legality or enforceability of the remaining provisions.

                       WITNESS the hand of the authorized representative of the undersigned Borrower given under seal as of the Effective Date determined hereinabove.

The CORPORATE SEAL of GARMATEX TECHNOLOGIES, INC., the Borrower herein, was hereunto affixed in the presence of: ________________________________ Authorized Signatory	) ) ) ) ) ) ) )	(C/S)

__________

Schedule B

                       This is Schedule B to that certain Secured and Subordinated Loan Agreement respecting Garmatex Technologies, Inc. and Oaxaca Resources Corp.

Debenture

Refer to the materials attached hereto.

__________

__________

DEBENTURE

From:

GARMATEX TECHNOLOGIES, INC.

To:

OAXACA RESOURCES CORP.

Garmatex Technologies, Inc.
Suite 101, 2455 - 192nd Street, Surrey, British Columbia, Canada, V3Z 3X1

__________

DEBENTURE

TO THE SECURED AND SUBORDINATED LOAN AGREEMENT
Between the BORROWER and the LENDER
Aggregate Principal Sum of up to $5,000,000.00

                       THIS DEBENTURE is provided, dated and made effective as of the 15th day of March, 2016 (the "Effective Date").

FROM:

GARMATEX TECHNOLOGIES, INC., a company
incorporated under the laws of the Province of British Columbia,
Canada, Canada, and having a business office and an address for notice and delivery located at Suite 101, 2455 - 192nd Street,
Surrey, British Columbia, Canada, V3Z 3X1

(the "Borrower");

TO:

OAXACA RESOURCES CORP., a company incorporated under
the laws of the State of Nevada, U.S.A., and having a business office and an address for notice and delivery located at 7458
Allison Place, Chilliwack, British Columbia, Canada, V4Z 1J7

(the "Lender");

(and the Borrower and the Lender being hereinafter singularly also referred to as a "Party" and collectively referred to as the
"Parties" as the context so requires).

                       FOR VALUE RECEIVED THE BORROWER HEREBY PROMISES TO PAY TO THE LENDER the aggregate Principal Sum of up to five million dollars ($5,000,000.00) (hereinafter referred to as the "Principal Sum") of lawful money of Canada, together with simple accruing thereon and commencing on the above-referenced Effective Date at the rate of five percent (5%) per annum, calculated semi-annually (herein the "Interest"), and payable semi-annually prior to maturity; any such Interest to be payable in full to the Lender on repayment of the Principal Sum in the manner as set forth hereinbelow; all in accordance with the terms and conditions of this Debenture (the "Debenture"); this Debenture being Schedule "B" to that certain "Secured and Subordinated Loan Agreement", dated March 15, 2016 (the "Loan Agreement"), as entered into between the Parties.

                       NOW THEREFORE THIS DEBENTURE FURTHER PROVIDES THAT, subject to the prior application of the provisions provided for in sections "3.5" and "3.6" of the Loan Agreement, the Principal Sum, together with all outstanding Interest accrued thereon as specified hereinabove, is hereby irrevocably and unconditionally due and payable by the Borrower to the Lender in the following manner and at or before 5:00 p.m. (Vancouver time) on the day which is the earlier of:

(a)     nine months from the advancement date of any such Principal Sum Loan by any Lender to the Borrower;

(b)     the closing of the Arrangement Transaction; and

(c)     90 calendar days from the termination, for any reason whatsoever, of the LOI or any formal Arrangement Transaction agreement which supersedes the LOI;

such final date being the "Final Principal Sum Payment Date" hereunder; and failing any of which payment the Lender may immediately realize upon any of the Security which has been provided by the Borrower to the Lender in accordance with the terms of the Loans Agreement. After the Final Principal Sum Payment Date all Interest shall continue on the unpaid Principal Sum at the said Interest rate but shall be compounded and capitalized monthly, and added to Principal, when unpaid.

                       Subject at all times to the Lender's Right of Election for Conversion as set forth hereinbelow, the Borrower may prepay and redeem any portion of the Principal Sum portion of the Loan in whole or in part at any time prior to the Final Principal Sum Payment Date (the "Right of Redemption") and in the manner as set forth immediately hereinbelow by providing the Lender with no less than 30 calendar days' prior written notice (the "Redemption Notice") of its Right of Redemption intention to redeem and repay all or any portion of the Principal Sum and any Interest which would have accrued thereon to the end of the respective Final Principal Sum Payment Date in respect of such Principal Sum to be repaid (collectively, the "Redemption Amount") (such day at the end of such 30-day period being the "Redemption Date").

                       In order to provide such Redemption Notice the Borrower will be required, at the date of its delivery to the Lender of the Redemption Notice, to provide to the Lender's solicitors, or to such other mutually agreeable holder (the "Escrow Holder"), a certified cheque or bank draft representing the entire Redemption Amount and made payable to the Lender in funds of the United States, or funds by way of wire transfer to such designation as may be directed by the Lender in its sole and absolute discretion, in the amount of any such Redemption Amount. Thereupon, and should the proposed Redemption Amount in fact represent all of the Principal Sum and any Interest accrued thereon which would be due and owing by the Borrower to the Lender under this Debenture and the Loan Agreement to the end of each Final Principal Sum Payment Date, then the Lender will be required to provide to the Escrow Holder, and as soon as reasonably possible after its receipt of the Redemption Notice, all such registerable discharges as may be necessary to relieve the Borrower of any obligation to the Lender under each of this Debenture, the Loan Agreement and each and every other Security instrument already provided by the Borrower to the Lender under the terms and conditions of the Loan Agreement (collectively, the "Discharges").

                       On the second business day subsequent to the Redemption Date the Escrow Holder, if applicable, shall deliver to the Lender the Redemption Amount and, only if also applicable, to the Borrower the Discharges, and, unless otherwise directed in writing by the Parties prior thereto, to the Parties' respective addresses for notice and delivery as set forth on the front page of the Loan Agreement.

                       Notwithstanding any other provision of this Debenture and the Loan Agreement and including, without limitation, the Borrower's Right of Redemption as set forth hereinabove, at any time prior to any Principal Sum Loan's requisite Final Principal Sum Payment Date or Redemption Date, as the case may (each such period in time for each portion of the Principal Sum Loan being a "Conversion Term" herein), the Lender will have, in addition to all of the rights specifically provided for in this Debenture, the exclusive right and option, in its sole and absolute discretion, however, subject, at all times, to the Borrower's prior written agreement and a form of Conversion subscription agreement which is acceptable to each of the Parties consequent thereon (the "Subscription Agreement"), to elect (the "Right of Election") to convert any portion of the then Principal Sum Loan and Interest outstanding hereunder into such securities of the Borrower (each a "Security") that will form any form of financing that is completed contemporaneously with the initial listing of the Borrower on any recognized stock exchange or over-the-counter market in North America as the case may be (in each instance being a "Conversion" herein).

                       In this regard, and for greater certainty, it is hereby acknowledged and agreed by the Parties that, subject to the prior agreement on the form of Subscription Agreement, the Right of Election will be exercisable by the Lender at any time during the existence of any Principal Sum which may outstanding under this Debenture and, furthermore, whether the Company exercises its Right of Redemption to prepay and redeem all or any portion of the Principal Sum and Interest portion of the Loan at any time prior to the Final Principal Sum Payment Date hereunder. In other words, and for even greater certainty, the Lender's entire Right of Election to convert any remaining Principal Sum and Interest outstanding hereunder pursuant to a Conversion will continue to exist if any portion of the Principal Sum and Interest is outstanding at any such time during the particular Conversion Term.

                       AS SECURITY for such payment of the said Principal Sum and Interest and all other moneys owing by the Borrower to and for the performance of the obligations and other covenants of the Borrower herein contained, the Borrower hereby grants, mortgages, pledges, charges, assigns and conveys to and in collective favour of the Lender (subject to the exception hereinafter contained as to the last day of the term of any agreement therefor), as and by way of a floating charge and a security interest subject and subordinate, at all times, to any existing arm's-length borrowing by the Borrower with banks and lending institutions, in all of the Borrower's undertaking and all of the Borrower's properties and assets for the time being, real and personal, movable and immovable, of whatsoever nature and kind, both present and future, including, without limiting the generality of the foregoing, the Borrower's uncalled capital and goodwill and all real and personal, movable and immovable, property now owned or hereafter acquired by the Borrower and all of the Borrower's present and future rents, revenues, incomes, moneys, rights, franchises, motor vehicles, inventories, machinery, equipment, materials, supplies, book debts, accounts receivable, negotiable and non-negotiable instruments, conditional sales contracts, judgments, securities, choses in action and all other property and things of value of every kind and nature, tangible and intangible, legal and equitable, which the Borrower may be possessed of or entitled to or which may hereafter be acquired by the Borrower, including any greater right, title and interest therein or any part thereof which the Borrower may acquire and hold during the currency of the Debenture after the Effective Date hereof (collectively, the "Mortgaged Property").

                       TO HAVE AND TO HOLD the same unto and to the use of the Lender and the Lender's successors and assigns upon and subject to the terms and conditions herein set forth.

                       "Mortgaged Property" wherever used means and includes the specifically mortgaged property and the undertaking and all other property and assets, present and future, of the Borrower expressed herein or in any instruments supplemental hereto or in implement hereof to be mortgaged or charged for or with the payment of the moneys intended to be secured hereby by way of a fixed charge.

                       The last day of any term of years reserved by any agreement therefor is excepted out of the mortgage and charges hereby created and does not form any part of the Mortgaged Property; but if any sale is made under or pursuant to the powers herein contained of any interest forming part of the Mortgaged Property the Borrower will thereafter stand possessed of such last day and will hold the same in trust to assign to any person who may acquire such term or any part thereof.

                       This Debenture is issued subject to and with the benefit of the conditions annexed hereto, which are to be deemed part of it.

                       WITNESS the hand of the authorized representative of the undersigned Borrower given under seal as of the Effective Date determined hereinabove.
The CORPORATE SEAL of GARMATEX TECHNOLOGIES, INC., the Borrower herein, was hereunto affixed in the presence of: /s/ Darren Berezowski Authorized Signatory	) ) ) ) ) ) ) )	(C/S)

__________

CONDITIONS REFERRED TO IN THE DEBENTURE ANNEXED HERETO

                       The Borrower hereby covenants and agrees with the Lender as follows, namely:

1.     This Debenture is issued in accordance with resolutions of the Directors (and of the members, if applicable) of the Borrower and all other matters and things have been done and performed so as to authorize and make the creation and issue of this Debenture and the execution thereof legal and valid and in accordance with the requirements of the laws relating to the Borrower and all other statutes and laws in that behalf.

2.     The Borrower lawfully owns and is lawfully possessed and seized of the specifically Mortgaged Property and has good title thereto, free from all liens, charges and encumbrances, save only those referred to herein, has good right and lawful authority to grant, mortgage, pledge, charge, encumber, bargain, sell, assign and convey the Mortgaged Property according to the true meaning and intent of this Debenture and will defend the title to the Mortgaged Property for the benefit of against the claims and demands of all persons.

3.     The Principal Sum and Interest monies hereby secured will be paid without regard to any equities between the Borrower and the Lender or any intermediate holder hereof or any right of setoff or counterclaim; and the receipt of the Lender or the holders hereof for payment of such moneys and Interest will be a sufficient discharge to the Borrower for the same.

4.     The Principal Sum and Interest moneys hereby secured will become immediately due and payable on demand by the Lender or, unless waived by the Lender, in any of the following events:

(a)     if an order is made or a resolution is passed or a petition is filed for the winding-up, dissolution, liquidation or amalgamation of the Borrower;

(b)     if the Borrower makes an assignment or proposal or a bankruptcy petition is filed or presented against the Borrower or the Borrower otherwise becomes subject to the provisions of any legislation for the benefit of its creditors or otherwise acknowledges its insolvency;

(c)     if any execution, sequestration, extent or any other process of any kind becomes enforceable against the Borrower and is not satisfied within 10 calendar days;

(d)     if a distress or analogous process is levied upon the Mortgaged Property of the Borrower or any part thereof unless the process is in good faith disputed by the Borrower and the Borrower gives adequate security to pay in full the amount claimed;

(e)     if the Borrower ceases or demonstrates an intention to cease to carry on the Borrower's business;

(f)     if a receiver of all or any part of the Mortgaged Property charged hereby is appointed;

(g)     if an encumbrancer takes possession of the Mortgaged Property of the Borrower or any part thereof;

(h)     if the Borrower, without the prior written consent of the Lender, authorizes the purchase of all of the Borrower's shares;

(i)     if the Borrower carries on any business that it is restricted from carrying on by its Memorandum or Articles;

(j)     if any statutory declaration of the Secretary or other officer or director of the Borrower delivered in connection with this Debenture contains any misstatement; or

(k)     if the Borrower defaults in observing or performing any other covenant, agreement or condition of this Debenture on its part to be observed or performed and such default is not cured within a period of 10 calendar days following the giving of written notice of default to the Borrower by the Lender.

5.     The Lender may waive any default by the Borrower in the observance or performance of any covenant, agreement or condition contained in this Debenture or any other event which without such waiver would cause the moneys hereby secured to be immediately due and payable but no such waiver or other act or omission of the Lender will extend to or affect any subsequent default or event or the rights resulting therefrom.

6.     The security hereby constituted will become enforceable if the Principal Sum and Interest moneys hereby secured are not paid when the same become due and payable in accordance with the provisions herein contained.

7.     At any time after the Principal Sum and Interest moneys hereby secured have become payable and remain unpaid, the Lender may by instrument in writing appoint any person, whether an officer or employee of such Lender or not, to be a receiver or receiver-manager (the "Receiver") of the property and assets hereby charged and may remove any Receiver so appointed and appoint another in his stead.

Any Receiver so appointed shall have the power:

(a)     to take possession of, collect and get in the Mortgaged Property and for that purpose to take any proceedings in the name of the Borrower or otherwise;

(b)     to carry on or concur in carrying on the business of the Borrower and for that purpose to raise money on the Mortgaged Property in priority to this Debenture or otherwise;

(c)     to sell or lease or concur in the selling or leasing of the whole or any part of the Mortgaged Property and to convert the same or any part thereof into money, with full power to sell any Mortgaged Property either together or in parcels and either by public auction or private contract and either for a lump sum or for a sum payable by installments or for a sum on account and a mortgage or charge for the balance (and the Receiver will not be accountable for any moneys until actually received), and with full power upon every such sale to make any special or other stipulation as to title or otherwise which the Receiver may deem proper, and with full power to buy in or rescind any contract for sale of the Mortgaged Property or any part thereof and to resell the same without being responsible for any loss which may be occasioned thereby; and

(d)     to make any arrangement or compromise which he may think expedient to the interests of the Lender.

To enable any Receiver so appointed to exercise the powers granted to the Receiver by this section, the Borrower hereby appoints each such Receiver to be its attorney to effect a sale or lease or any of the Mortgaged Property by conveying or leasing in the name of or on behalf of the Borrower or otherwise, and under the Receiver's own seal; and any deed, lease, agreement or other instrument signed by any such Receiver under the Receiver's seal pursuant hereto will have the same effect as if it were under the corporate seal of the Borrower.

The Lender of any sale purporting to be made by such Receiver pursuant hereto will not be bound to inquire whether any notice required hereunder has been given or otherwise as to the propriety of the sale or regularity of its proceedings, or be affected by notice that no default has been made or continues or notice that the sale is otherwise unnecessary, improper or irregular; and despite any impropriety or irregularity or notice thereof to any other lender, the sale as regards such Lender will be deemed to be within the aforesaid powers and be valid accordingly and the remedy (if any) of the Borrower in respect of any impropriety or irregularity whatsoever in any such sale will be in damages only.

Any Receiver so appointed will be deemed to be the agent of the Borrower, and the Borrower will be solely responsible for his acts or defaults and for the Receiver's remuneration and expenses, and will not be in any way responsible for any misconduct or negligence on the part of any such Receiver.

All moneys received by such Receiver after providing for payment of all claims and charges (if any) ranking prior to this Debenture and for all costs, charges and expenses of or incidental to the appointment of the Receiver including the reasonable remuneration of the Receiver and all outgoings properly payable by him will be applied:
FIRST:	in or towards payment to the Lender of the Principal Sum and all other moneys (other than Interest) hereby secured.
SECONDLY:	in or towards payment to the Lender of all arrears of Interest remaining unpaid on this Debenture; and
THIRDLY:	the surplus (if any) will be paid to the Borrower.

The rights and powers conferred by this section are supplemental to and not in substitution for any rights and powers the Lender may from time to time have.

8.     The Borrower will pay to the Lender on demand the amount of all expenses including, without limiting the generality of the foregoing, all legal fees (on a solicitor and client basis) and other costs, charges and expenses incurred by the Lender relating to the creation and registration of this Debenture or in recovering or enforcing payment of the moneys hereby secured, or in realizing upon this Debenture or any other securities for such moneys, or in taking possession of or protecting or realizing upon any property comprised in any such security, all of which together with Interest thereon at the rate provided for in this Debenture will be secured hereby, and in default of payment thereof all remedies hereunder and at law and in equity will be exercisable.

9.     This Debenture is to be treated as a negotiable instrument and all persons are invited by the Borrower to act accordingly.

10.     This Debenture is in addition to and not in substitution for any other security now or hereafter held by the Lender.

11.     The security created by this Debenture is a continuing security for the payment of all indebtedness, both present and future, and all and every liability, present or future, direct or indirect, absolute or contingent, of the Borrower to the Lender.

12.     The Borrower will at all times during the currency of this Debenture:

(a)     give to the Lender any information which it may reasonably require relating to the business of the Borrower, and upon request furnish access to its books and accounts and records at all reasonable times, and provide copies of its annual financial statements certified by a chartered accountant within 120 calendar days after the end of each fiscal year of the Borrower;

(b)     maintain and preserve its charter and corporate organization in good standing and, subject to all the provisions herein contained, diligently preserve all the rights, powers, privileges and goodwill owned by the Borrower;

(c)     conduct the Borrower's business in a proper and businesslike manner;

(d)     insure and keep insured against all risks or hazards to their full insurable value all of its property and assets which are of an insurable nature, and pay the premiums for all such insurance, and on request deliver to the Lender a copy of the policy or policies of such insurance;

(e)     duly and punctually pay, perform and observe all rent, taxes, local improvement rates, assessments, covenants and obligations whatsoever which ought to be paid, performed or observed by the Borrower in respect of all or any part of the property hereby charged;

(f)     fully and effectually register this Debenture in all jurisdictions and places where the Borrower carries on business or registration is required, and otherwise maintain and keep maintained the security hereby created as valid and effective security;

(g)     pay duly and punctually all taxes, levies and assessments, and all debts and obligations to labourers, workmen, employees, contractors, sub-contractors, suppliers of material and others which, if unpaid, might under the laws of either the Province of British Columbia, Canada, the United States or otherwise have priority over the security hereby created or any part thereof; and

(h)     make all payments and perform each and every covenant, agreement and obligation under any lease now held or hereafter acquired by the Borrower and any mortgage, debenture, trust deed or agreement charging any property or assets of the Borrower as and when the same are required to be paid or performed.

13.     If the Borrower fails to perform any of the covenants, agreements or conditions herein contained the Lender may, in its sole and absolute discretion, perform the same, and if any such covenant, agreement or condition required the payment or expenditure of money, the Lender may make such payment or expenditure; and all costs, charges and expenses thereby incurred and all sums so paid or expended will bear Interest at the rate provided for in this Debenture, will be at once payable by the Borrower to the Lender and will be secured hereby and have the benefit of the charges hereby created.

14.     The Borrower will not at any time during the currency of this Debenture, without the prior written consent of the Lender, alter its Memorandum by altering any restriction upon the business carried on or to be carried on by the Borrower, or upon its powers.

15.     Neither the preparation, nor the execution nor the registration of this Debenture binds the Lender to advance the moneys hereby secured, nor will the advance of part of such moneys bind the Lender to advance any unadvanced portion thereof, but nevertheless the charges hereby created take effect forthwith upon the execution of these presents by the Borrower.

16.     Neither the taking of any judgment nor the exercise of any power of seizure or sale or any other rights or powers of the Lender hereunder will operate to extinguish the liability of the Borrower to make payment of the Principal Sum and Interest monies hereby secured, nor will the same operate as a merger of any covenant or affect the right of the Lender to Interest at the rate hereinbefore provided.

17.     The Lender, in addition to any other powers given to the Lender under this Debenture, has the power:

(a)     to release any Mortgaged Property of the Borrower from the charge created by or pursuant to this Debenture;

(b)     to agree to any modification, compromise, release or waiver of the rights of the Lender against the Borrower or against the Borrower's property, whether such rights arise under this Debenture or otherwise; and

(c)     to accept any other properties or securities in substitution for this Debenture.

Any notice given to the Borrower in connection with this Debenture will be in writing and may be given by delivering the same or by sending the same by prepaid registered post addressed to the Borrower at Suite 101, 2455 - 192nd Street, Surrey, British Columbia, Canada, V3Z 3X1 (or at such other address as may be substituted therefor by notice in writing given by the Borrower to the Lender). Any notice so delivered will be deemed to have been received by the Borrower upon delivery, and any notice so mailed will be deemed to have been received by the Borrower on the tenth business day following the day on which it was so mailed; but any notice given during a strike, lockout or other labour disturbance at the Post Office will be delivered and not mailed.

18.     Time is of the essence of this Debenture.

19.     When the context hereof makes it possible, the word "person" appearing in this Debenture includes in its meaning any body corporate or politic; and the word "Lender" as the case may be includes any subsequent holder hereof, and any appointment or removal under section "7." may be made by writing, signed or sealed by any such holder; and words in the singular include the plural, and words importing the masculine gender include females and any body corporate or politic.

20.     This Debenture and all its terms and conditions will enure to the benefit of the Lender and its successors and assigns, and will be binding upon the Borrower and the Borrower's successors and assigns.

__________

Schedule C

                       This is Schedule C to that certain Secured and Subordinated Loan Agreement respecting Garmatex Technologies, Inc. and Oaxaca Resources Corp.

Security Agreement

Refer to the materials attached hereto.

__________

__________

SECURITY AGREEMENT

From:

GARMATEX TECHNOLOGIES, INC.

To:

OAXACA RESOURCES CORP.

Garmatex Technologies, Inc.
Suite 101, 2455 - 192nd Street, Surrey, British Columbia, Canada, V3Z 3X1

__________

SECURITY AGREEMENT

TO THE SECURED AND SUBORDINATED LOAN AGREEMENT
Between the BORROWER and the LENDER
Aggregate Principal Sum of up to $5,000,000.00

                       THIS SECURITY AGREEMENT is provided, dated and made effective as of the 15th day of March, 2016 (the "Effective Date").

FROM:

GARMATEX TECHNOLOGIES, INC., a company
incorporated under the laws of the Province of British Columbia,
Canada, Canada, and having a business office and an address for notice and delivery located at Suite 101, 2455 - 192nd Street,
Surrey, British Columbia, Canada, V3Z 3X1

(the "Borrower");

TO:

OAXACA RESOURCES CORP., a company incorporated under
the laws of the State of Nevada, U.S.A., and having a business office and an address for notice and delivery located at 7458
Allison Place, Chilliwack, British Columbia, Canada, V4Z 1J7

(the "Lender");

(and the Borrower and the Lender being hereinafter singularly also referred to as a "Party" and collectively referred to as the
"Parties" as the context so requires).

                       THE LENDER (hereinafter referred to as the "Secured Party") is the Secured Party to THE BORROWER (hereinafter collectively referred to the "Borrower") as evidenced by this security agreement (the "Agreement"), which is dated for reference effective as at the above-referenced Effective Date, with the principal sum of this Agreement being up to five million dollars ($5,000,000.00) (hereinafter referred to as the "Principal Sum") of lawful money of Canada, which is the Principal Sum which may be advanced by the within Secured Party to the Borrower in accordance with the terms and conditions of a certain "Secured and Subordinated Loan Agreement", dated March 15, 2016 (the "Loan Agreement"), as entered into between the Parties; this Agreement being Schedule "C" to the Loan Agreement.

1.                     Creation of security interest

1.1                   The Borrower hereby grants to the Secured Party a security interest in the collateral referred to in section "2.1" hereinbelow, to secure the payment or performance of all obligations, indebtedness and liabilities of the Borrower to the Secured Party under the Loan Agreement, whether incurred prior to, at the time of or subsequent to the execution hereof, including extensions or renewals, direct or indirect, wheresoever and howsoever incurred and any ultimate unpaid balance thereof, including, without restricting the generality of the foregoing, future advances to the Borrower under fixed or revolving credits established from time to time and letters of credit whether or not drawn upon, issued by the Secured Party with respect to the Borrower.

2.                     Collateral

2.1                   The collateral subject to the security interest created herein is all of the Borrower's present and after acquired personal property, save and except for any existing arm's-length borrowing by the Borrower with banks and lending institutions, and, without limiting the generality of the foregoing, includes:

(a)     Equipment:

all machinery, equipment and other tangible personal property now owned or hereafter acquired by the Borrower (hereinafter collectively referred to as the "Equipment");

(b)     Accounts receivable:

(i)     all debts, demands and choses in action which are now due, owing or accruing due or which may hereafter become due, owing or accruing due to the Borrower and all claims of whatsoever nature or kind which the Borrower now has or may hereafter have, including claims against the Crown and claims under insurance policies;

(ii)     all contracts, securities, bills, notes, lien notes, judgments, chattel mortgages, mortgages, and all other rights and benefits which now are or may hereafter be vested in the Borrower in respect of or as security for any of the said debts, demands, choses in action and claims; and

(iii)     all books, accounts, invoices, letters, papers and documents in any way evidencing or relating to any of the said debts, demands, choses in action and claims;

(hereinafter collectively referred to as the "Accounts Receivable");

(c)     Intangibles:

all intangible personal property now owned or hereafter acquired by the Borrower and not included in the aforesaid security interests, including without limitation all contractual rights, leasehold interests, good will, patents, trademarks, copyrights, industrial designs and other industrial or intellectual property or rights therein, under license or otherwise (hereinafter collectively referred to as the "Intangibles");

(d)     Other personal property:

all of the remaining personal property of the Borrower of every kind now owned or hereafter acquired by the Borrower (except such property as is validly and effectively subject to the foregoing security interests), including documents of title, chattel paper, instruments, securities and money (hereinafter collectively referred to as the "Other Personal Property"); and

(e)     Proceeds:

all proceeds derived directly or indirectly therefrom including, without limiting the generality of the foregoing, proceeds of sale, lease or other dispositions of any property subject to all of the foregoing security interests, proceeds of a kind similar to the above described items, and money, cheques or deposit accounts in deposit taking institutions (hereinafter collectively referred to as the "Proceeds").

                       All of the foregoing (namely the Equipment, the Accounts Receivable, the Intangibles, the Other Personal Property and the Proceeds) is hereinafter collectively referred to as the "Collateral".

2.2                   The Collateral shall not include the last day of any term of years reserved by any lease, verbal or written, or any agreement therefrom, now held or hereafter acquired by the Borrower, but the Borrower shall stand possessed of the reversion remaining in the Borrower of any leasehold premises, for the time being demised, as aforesaid, upon trust to assign and dispose thereof as the Secured Party shall direct; and upon any sale of the leasehold premises, or any part thereof, the Secured Party for the purpose of vesting the aforesaid reversion of any such term or any renewal thereof and any purchaser or purchasers thereof shall be entitled by deed or writing to appoint such purchaser or purchasers or any other person or persons a new trustee or trustees of the aforesaid reversion of any such term or any renewal thereof in the place of the Borrower and divest the same accordingly in the new trustee or trustees so appointed freed and discharged from any obligations respecting the same.

2.3                   The security interest shall be a general and continuing security interest notwithstanding any dealing by the Secured Party with the Borrower or any other person claiming under or with respect to the Borrower or the Collateral, notwithstanding any other title retention agreement, commercial pledge, right of resale, security interest or other encumbrance whatsoever.

3.                     Sales in the ordinary course of business

3.1                   The Borrower shall have no right to sell, lease or dispose of any of the Collateral except for a sale in the ordinary course of business upon customary sales terms for value received.

4.                     Warranties of the Borrower

4.1                   The Borrower hereby warrants to the Secured Party that:

(a)     the security interest granted hereby and any expressly permitted security interests having priority over the security interests granted hereby, the Borrower is or will be the owner of, or have an interest in, the Collateral free from any adverse liens, security interest or encumbrances, and agrees that it will defend the Collateral against all claims and demands of all persons, firms or bodies corporate at any time claiming the same or any interest therein; and

(b)     the security interests herein are given and taken as additional security for the payment of the monies payable under other security instruments between the Borrower and the Secured Party, and not in substitution therefor.

5.                     Undertakings of the Borrower

5.1                   The Borrower hereby undertakes to:

(a)     promptly pay all obligations, indebtedness and liabilities owing to the Secured Party as they become due or are demanded;

(b)     maintain the Collateral in good condition and repair and provide adequate storage facilities to protect the Collateral and not permit the value of the Collateral to be impaired, reasonable wear and tear excepted;

(c)     defend the title to the Collateral against all persons, firms or bodies corporate claiming any interest in the Collateral or any part thereof;

(d)     not, without the prior written consent of the Secured Party, remove the Collateral or any part thereof from the location where the Borrower carries on its business, except for rentals, machinery demonstrations, repairs and maintenance in the ordinary course of business which shall take place within or at said location;

(e)     pay all taxes, assessments and levies or charges from any source which may be assessed against the Collateral or any part thereof or which may result in a lien against the Collateral or any part thereof and insure the Collateral for loss or destruction by fire, wind storm and such other perils stipulated by the Secured Party in an amount not less than the full insurable value of the Collateral or the amount from time to time hereby secured, whichever is lesser, with appropriate endorsement to secure the Secured Party as its interest shall appear. In the event the Borrower shall fail to provide adequate insurance when required to do so or to pay any of the said taxes, assessments, levies or charges the Secured Party may, without notice, at its option, but without any obligation or liability so to do, procure insurance and pay taxes or other charges and add said sums to the balance of the debt hereby secured or claim from the Borrower immediate reimbursement of such sums;

(f)     keep, at the principal place of business of the Borrower, accurate books and records of the Collateral and furnish at the request of the Secured Party from time to time, in writing, all information requested relating to the Collateral or any part thereof and the Secured Party shall be entitled from time to time to inspect the aforesaid Collateral and to take temporary custody of and make copies of all documents relating to Accounts Receivable, and for such purposes the Secured Party shall have access to all premises occupied by the Borrower or where the Collateral or any of it may be found;

(g)     duly observe and conform to all valid requirements of a governmental authority relative to any of the Collateral and all covenants, terms and conditions upon or under which the Collateral is held;

(h)     do, make and execute, from time to time at the Secured Party's request, all such financing statements, further assignments, documents, acts, matters and things as may be reasonably required by the Secured Party of or with respect to the Collateral or any part thereof or as may be required to give effect to these presents;

(i)     give immediate notice to the Secured Party in the event of a change of the corporate or trade name of the Borrower; and

(j)     pay, on demand of the Secured Party, all reasonable expenses, including solicitor's fees and disbursements and all the remuneration of any Receiver appointed hereunder, incurred by the Secured Party in the preparation, perfection and enforcement of this Agreement.

6.                     Maintain security interest

6.1                   The Borrower shall pay all expenses and, upon request, take any action reasonably deemed advisable by the Secured Party to preserve the Collateral or to establish, determine priority of, perfect, continue perfected, terminate and/or enforce the Secured Party's interest in it or rights under this Agreement. If the Borrower fails to act as required by this Agreement, the Secured Party is authorized, in the Borrower's name, to take any such action, including without limitation, signing the Borrower's name or paying all amounts so required, and the cost thereof shall be one of the debts and liabilities secured hereunder.

7.                     Default

7.1                   The Secured Party may, at its option in writing, declare the Borrower to be in default under this Agreement and/or may declare the whole or any part of the unpaid balance of any obligations, indebtedness and liabilities secured by this Agreement immediately due and payable if any of the following events occurs:

(a)     the Borrower does not observe or perform any of the Borrower's obligations under either this Agreement or the Loan Agreement and shall fail to cure such default within 10 calendar days after receipt of notice thereof in writing by the Borrower from the Lender;

(b)     any representation, warranty or statement made by or on behalf of the Borrower to the Lender is untrue in any material respect at the time when or as of which it was made;

(c)     the Borrower ceases or threatens to cease to carry on in the normal course the Borrower's business or any material part thereof;

(d)     a proceeding shall have been instituted in a court having jurisdiction seeking a decree or order for relief in respect of the Borrower in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) or the Borrower for any substantial part of its property, or for the winding-up or liquidation of its affairs; or

(e)     the Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of any order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) or the Borrower or for any substantial part of its property, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

8.                     Enforcement and remedies

8.1                   Upon default the security interest granted hereby shall become enforceable and the Secured Party shall have all the rights and remedies available to it under the Personal Property Security Act of the Province of British Columbia, Canada as amended from time to time as well as any other applicable laws and, but so as not to restrict the generality of the foregoing, the following rights and remedies:

(a)     the Secured Party may appoint by instrument in writing any receiver, manager or receiver-manager appointed by the court (all of whom are hereinafter referred to as the "Receiver") of all or any part of the Collateral and remove or replace such Receiver from time to time or may institute proceedings in any court of competent jurisdiction for the appointment of such a Receiver. Any such Receiver or Receivers so appointed shall have power to take possession of the Collateral hereby charged or to carry on the business of the Borrower and to concur in selling any of such Collateral or any part thereof, and for such purposes to occupy and use any real or personal property of the Borrower without charge therefor for so long as may be necessary;

(b)     the Secured Party may demand that the Borrower assemble the Collateral or part thereof, in any convenient place designated by the Secured Party and deliver possession of all of the Collateral or part thereof to the Secured Party;

(c)     the Secured Party may take such steps as it considers necessary or desirable to obtain possession of all or any part of the Collateral, and to that end the Borrower agrees that the Secured Party may by its servants, agents or receiver at any time during the day or night enter upon lands and premises where the Collateral may be found for the purpose of taking possession of and removing the Collateral or any part thereof;

(d)     the Secured Party may seize, collect, realize, borrow money on the security of, release to third parties or otherwise deal with the Collateral or any part thereof in such manner, upon such terms and conditions and at such time or times as may seem to it advisable and without notice to the Borrower (except as otherwise required by any applicable law);

(e)     the Secured Party may charge the Borrower for any expense incurred by the Secured Party (including taxes, insurance, legal, accounting and receiver fees) in protecting, seizing, collecting, realizing, borrowing on the security of, selling or obtaining payment of the Collateral or any part thereof and may add the amount of such sums to the indebtedness of the Borrower;

(f)     the Secured Party may elect to retain all or any part of the Collateral in satisfaction of the obligations, indebtedness and liabilities of the Borrower to the Secured Party;

(g)     the Secured Party may grant extensions of time and other indulgences, take and give up securities, accept compositions, grant releases and discharges, release any part of the Collateral to third parties and otherwise deal with the Borrower, borrowers of the Borrower, sureties and others and with the Collateral and other securities as the Secured Party may see fit without prejudice to the liability of the Borrower or the Secured Party's right to hold and realize the Collateral;

(h)     in the event of the Secured Party taking possession of the Collateral, or any part thereof in accordance with the provisions of this Agreement, the Secured Party shall have the right to maintain the same upon the premises on which the Collateral may then be situate and for the purpose of such maintaining shall be entitled to the free use and enjoyment of all necessary buildings, premises, housing, stabling, shelter and accommodation for the proper maintaining, housing and protection of the Collateral so taken possession of by the Secured Party as aforesaid, and for its servant or servants, assistant or assistants, and the Borrower covenants and agrees to provide the same without cost or expense to the Secured Party until such time as the Secured Party shall determine in its discretion to remove, sell or otherwise dispose of the Collateral so taken possession of by it as aforesaid;

(i)     to facilitate the realization of the Collateral, the Secured Party or its Receiver may carry on or concur in the carrying on of all or part of the business of the Borrower and may, to the exclusion of all others, including the Borrower, enter upon, occupy and use all or any of the premises, buildings, plant and undertaking of the Borrower or occupied or used by the Borrower, and use all or any of the tools, machinery and equipment of the Borrower for such time as the Secured Party or receiver sees fit, free of charge, to manufacture or complete the manufacture of any inventory and to pack and ship the finished product, and the Secured Party or Receiver shall not be liable to the Borrower for any neglect in so doing or in respect of any rent, rent charges, depreciation or damages in connection with such actions;

(j)     the Secured Party may, if it deems it necessary for the proper realization of all or any part of the Collateral, pay any encumbrance, lien, claim or charge that may exist or be threatened against the same and in every such case the amounts so paid together with costs, charges and expenses incurred in connection therewith shall be added to the obligations of the Borrower to the Secured Party at the date of payment thereof by the Secured Party;

(k)     the Secured Party may sell, lease or otherwise dispose of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonably obtained therefor and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as to the Secured Party may seem reasonable, provided that if any sale is on credit the Borrower will not be entitled to be credited with the proceeds of any such sale, lease or other disposition until the monies therefor are actually received; and

(l)     all monies collected or received by the Secured Party in respect of the Collateral may be applied on account of such parts of the indebtedness and liability of the Borrower as to the Secured Party seems best or may be held unappropriated in a Collateral account or in the discretion of the Secured Party may be released to the Borrower, all without prejudice to the Secured Party's claims upon the Borrower.

8.2                   The rights and remedies herein conferred upon the Secured Party shall be cumulative and not alternative and shall be in addition to and not in substitution for or in derogation of rights and remedies conferred by the Personal Property Security Act of the Province of British Columbia, Canada and any other applicable laws.

9.                     Waiver

9.1                   The Secured Party may permit the Borrower to remedy any default without waiving the default so remedied, and the Secured Party may waive any default without having waived any other subsequent or prior default by the Borrower. A waiver shall only be binding on the Secured Party if it has been given in writing.

9.2                   The Borrower shall not be discharged by any extension of time, additional advances, renewals and extensions, the taking of further security, releasing security, extinguishment of the security interest created therein as to all or any part of the Collateral, the failure to perfect the security or any other act except a release or discharge of the said security interest upon the full payment of the obligations, indebtedness and liabilities secured by this Agreement, including charges, expenses, fees, costs and interest.

9.3                   The Borrower waives the right to receive any verification statements or financing statements related to this Agreement.

10.                     Non-liability of the Secured Party

10.1                   The Secured Party shall not be liable or accountable for any failure to seize, collect, realize, sell or obtain payment of the Collateral or any part thereof and shall not be bound to institute proceedings for the purpose of seizing, collecting, realizing or obtaining possession or payments of the same or for the purpose of preserving any rights of the Secured Party, the Borrower, or any other person, firm or body corporate in respect of same. The Secured Party shall use reasonable care in the custody and presentation of Collateral it has taken into its possession and the Borrower hereby agrees that the Secured Party shall not be obliged to preserve any rights against other persons or take any steps to preserve any rights of the Borrower with respect to Other Personal Property including any instrument, security or chattel paper included in the Collateral.

11.                     Additional security

11.1                   This Agreement is in addition to and not in substitution for any other agreement between the parties creating a security interest in all or part of the Collateral, and whether heretofore or hereafter made, and the terms of such other agreement or agreements shall be deemed to be continued unless expressly provided to the contrary in writing and signed by the Parties.

12.                     Attachment

12.1                   Subject to section "12.2" hereinbelow, the Borrower warrants and acknowledges that value has been given and that the Borrower and the Secured Party intend the security interests created by this Agreement to attach upon the execution of this Agreement and the receipt by the Borrower of the Principal Amount and all Interest under the Loan Agreement, and that value has been given and that the Borrower has rights in the Collateral.

12.2                   With respect to any part of the Collateral to be acquired by the Borrower after the date hereof, the Borrower warrants and acknowledges that the Borrower and the Secured Party intend the security interests created by this Agreement to attach as soon as the Borrower has rights therein.

13.                     Future advances

13.1                   Nothing herein contained including the execution of this Agreement nor the perfection of any of the security interest contained herein shall obligate the Secured Party to make any advance or future advance or loan or renewal or extension of any indebtedness or liability of the Borrower whatsoever.

14.                     Notices

14.1                   Notwithstanding anything herein contained and whether or not expressly stipulated herein, every notice or other communication contemplated hereby or otherwise relating hereto shall be in writing. Every notice required or permitted to be communicated hereunder may be:

(a)     served personally by leaving it with the party to whom it is to be communicated;

(b)     communicated by telecopy to the party to whom it is to be communicated; or

(c)     mailed by prepaid registered mail (with acknowledgement of receipt requested) to the party to whom it is to be communicated.

                       If a notice is served personally, it shall be deemed to have been validly communicated to and received by the party to whom it was addressed on the date on which it was delivered. If a notice is communicated by telecopy, it shall be deemed to have been validly communicated to and received by the party to whom it was addressed on the expiry of eight hours after it was transmitted or 9:00 a.m. (according to the time zone of the party to whom it was addressed) on the day following its transmission, whichever is later. If a notice is mailed as aforesaid, it shall be deemed to have been validly communicated to and to have been received by the addressee thereof on the earlier of the date of its receipt or the eleventh day following the mailing thereof in Canada, provided that no party shall mail any notice during any period during which Canadian postal workers, whether in the whole of Canada or in any region thereof where a notice is to be communicated, are on strike, are withholding of services or lock-out is threatened or has just been terminated so that, in the result, it may be adversely affected. Any address as provided for in this section may be changed by written notice as contemplated by this section, and the respective addresses of the Parties for the communication of notice shall be as set forth on the front page of this Agreement.

15.                     Headings

15.1                   All headings used in this Agreement have been inserted for convenience of reference only and are not intended to assist in the interpretation of any of the provisions of this Agreement unless expressly referred to in the provisions of this Agreement.

16.                     General

16.1                   The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.

16.2                   This Agreement shall be interpreted in accordance with the laws of the Province of British Columbia, Canada.

17.                     Receipt of copy

17.1                   The Borrower hereby acknowledges receipt of a copy of this Security Agreement.

18.                     Enurement

18.1                   This Agreement benefits the Secured Party, its successors and assigns and binds the Borrower and its heirs, executors, personal representatives, successors and assigns.

                       WITNESS the hand of the authorized representative of the undersigned Borrower given under seal as of the Effective Date determined hereinabove.

The CORPORATE SEAL of GARMATEX TECHNOLOGIES, INC., the Borrower herein, was hereunto affixed in the presence of: /s/ Darren Berezowski Authorized Signatory	) ) ) ) ) ) ) )	(C/S)

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End of Secured and Subordinated Loan Agreement

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